
Transforming the lives
of patients with
respiratory conditions

Transformational Therapies to Treat Serious Lung Infections & Pulmonary Hypertension

Corporate Presentation

September 2019

Beyond Air™
The Magic of Breathing

Forward Looking Statement

This presentation is for confidential and informational purposes only. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Beyond Air, Inc. (the "Company") nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

This presentation may not be reproduced, photocopied, redistributed, published or used for any purpose other than for the recipient's information. Each recipient of this presentation agrees that all information contained herein is of a confidential, material non-public nature, that it will treat such information in a confidential manner and that it will not, directly or indirectly, use or disclose, or permit its agents or affiliates to use or disclose, any such information without our prior written consent.

The Company files annual, quarterly and other reports with the Securities and Exchange Commission (the "SEC") including its Annual Report on Form 10-K for the year ended March 31, 2019 (the "Form 10-K") which was filed on June 28, 2019. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. For a more complete discussion of the risk factors affecting our business, please refer to the Form 10-K.

This presentation includes statements that are, or may be deemed, "forward-looking statements." In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "targets," "expects," "plans," "projects," "intends," "predicts," "may," "could," "might," "will," "should," "approximately," potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words.

These statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the patient market size and market adoption of our products by physicians and patients, the timing and cost of clinical trials for our products or whether such trials will be conducted at all, completion and receiving favorable results of clinical trials for our products, the development and approval of the use of nitric oxide for additional indications, the use of the proceeds from this offering, FDA approval of, or other regulatory action with respect to, the timing, cost or other aspects of the commercial launch of our products and the commercial launch and future sales of our products or any other future products or product candidates.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated or at all. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation.

Risk Factors

Risks associated with our business include but are not limited to the following:

- Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below, together with the other information included or incorporated by reference in this Annual Report on Form 10-K. If any of the following risks occur, our business, financial condition, results of operations and future growth prospects could be materially and adversely affected. In these circumstances, the market price of our common stock could decline. Other events that we do not currently anticipate or that we currently deem immaterial may also affect our business, prospects, financial condition and results of operations.
- We have incurred significant losses since our inception and anticipate that we will continue to incur losses for the foreseeable future. We are a clinical-stage company. We have no approved products and have generated no revenue to date from an approved product and may never achieve profitability.
- Our ability to implement our business strategy is subject to numerous risks that you should be aware of before making an investment decision. These are not the only risks we face. These risks include, among others, that:
- We are a development-stage medical device and biopharmaceutical company and have a limited operating history on which to assess our business, have incurred significant losses since our inception, including a net loss of $6,558,450 for the year ended March 31, 2019, and an accumulated deficit of approximately $37,644,572 as of March 31, 2019, and anticipate that we will continue to incur significant losses for the foreseeable future
- We are unable to predict the extent of future losses or when we will become profitable based on the sale of any product, if at all. Even if we succeed in developing and commercializing our product candidates, we may never generate revenue to sustain profitability;
- We do not have an approved FDA product in the market, and we expect that we will need to raise additional funding before we can expect to become profitable from sales of our products;
- We are heavily dependent upon the success of our product candidates, which are in various stages of clinical development, and we cannot provide any assurance that the FDA or other regulatory agencies will allow us to conduct further clinical trials;
- We are in the process of developing our proprietary NO delivery system, and unexpected delays will adversely impact the timing of our U.S.-based clinical trials and approvals;
- We might be unable to develop product candidates that will achieve commercial success in a timely and cost-effective manner, or ever;
- Our competitors may develop or commercialize products faster or more successfully than us;
- Because some of the target patient populations of our product candidates are small, we must be able to successfully identify patients and achieve a significant market share to maintain profitability and growth;
- Our reliance on third parties to help conduct our pre-clinical studies, clinical trials and commercial scale manufacturing;
- We do not have any products approved for sale by the FDA or any other regulatory agencies, and we cannot provide any assurance that any of our product candidates will receive regulatory approval;
- If we are unable to obtain and maintain effective intellectual property rights for our technologies, product candidates or any future product candidates, we may not be able to compete effectively in our markets; and
- Our future success depends in part upon our ability to retain our executive and scientific teams, and to attract, retain and motivate other qualified personnel.

Beyond Air: Revolutionizing the Delivery of Nitric Oxide (NO)

Beyond Air has developed LungFit™, a proprietary platform Nitric Oxide generator and delivery system

Proprietary Nitric Oxide Technology Platform

- Beyond Air's LungFit™ generator and delivery system generates NO from ambient air, eliminating the need for expensive and cumbersome cylinders
- Beyond Air's system provides significant advantages over approved NO cylinder based systems currently used in hospitals around the world AND may allow for use in the home setting to treat certain respiratory conditions

First 3 Indications Address Large Markets

Target Patient Population	US Sales Potential*	WW Sales Potential*	Launch Year**
Pulmonary Hypertension (in-hospital)	>$300m	>$600m	2020
Bronchiolitis (in-hospital)	>$500m	>$1.2b	2022
Severe Lung Infections (at-home)	>$1b	>$2.5b	2024

Demonstrated Safety Profile

- More than 2,100 treatments in over 85 patients across 8 studies at NO concentrations >150 parts per million (ppm)
- No Serious Adverse Events (SAEs) related to NO therapy

Experienced Management Team

- Deep industry experience developing NO delivery systems
- Proven experience in gaining regulatory approvals for both drugs and devices on a global basis

*All figures are Company estimates for peak year sales: Global Sales Potential includes US Sales Potential
** Anticipated first launch on a global basis pending appropriate regulatory approvals

Beyond Air™ The Magic of Breathing

Beyond Air: Revolutionizing the Delivery of Nitric Oxide (NO)

Beyond Air Estimated Timeline for Pipeline Progress and Commercialization* (calendar year)

Program	4Q19	1H20	2H20	1H21	2H21
XAIR-PH Pulmonary Hypertension (PPHN & Heart Surgery**)	Submit PMA to FDA and prepare for CE Mark	Anticipate US FDA approval and receiving CE Mark Launch in Israel	Commercial launch in the US and EU	Continue to launch globally	Continue to launch globally
XAIR-BRO Bronchiolitis	Begin Pilot Study in Israel	Report data from Pilot Study in Israel	Begin pivotal study in the United States	Complete US pivotal study	Submit PMA to FDA
XAIR-NTM Nontuberculous Mycobacteria Lung Infection	Complete animal toxicology studies	Begin self-administration at-home study	Report preliminary data from home study	Report full dataset from home study	Initiate pivotal study towards end of 2021
XAIR-PA *pseudomonas aeruginosa* Lung Infection	Begin in vitro testing		Report in vitro data	Begin pilot study (pending resource availability)	
XAIR-COPD Lung Infections in COPD Patients		Begin in vitro testing		Report in vitro data	Begin pilot study (pending resource availability)

*Company estimates
** In territories where NO is already approved

Beyond Air™ The Magic of Breathing

Nitric Oxide (NO) is Naturally Occurring in the Human Body*


Antibacterial
Apoptosis
Cell proliferation
Angiogenesis
Nitric Oxide
Immune response
Neurotransmission
Cardiovascular hemostasis

* Bian K & Murad F. Nitric Oxide, (2014) | Bodgan C. Trends in Immunol, (2015)

First Indication: Pulmonary Hypertension (PH) Overview

NO is an established therapeutic option for patients suffering from Pulmonary Hypertension worldwide

Pulmonary Hypertension Overview

- Life-threatening condition from increased pulmonary vascular resistance resulting in decreased pulmonary blood flow
- Generally not diagnosed until multi-organ system function is affected
- NO is the de facto standard of care for PH in the hospital setting

Benefits of NO in the Treatment of PH[2]

- NO has been used as a long-term therapeutic option for patients with pulmonary hypertension
  - Approved in the U.S. by the FDA in 1999 for PPHN[3]
  - Approved in the EU in 2001 for PPHN[3] and cardiac surgery
- Inhaled NO causes an increase in the concentration level of intracellular Cyclic Guanosine Monophosphate (cGMP) and an activation of the soluble guanylate cyclase
  - Causes smooth muscle relaxation, which increases blood flow to the lungs and decreases the workload on the right ventricle.

Effects of Pulmonary Hypertension[1]

Narrowing of the Pulmonary Arteries



Healthy pulmonary artery
Mild-moderate PAH
Severe PAH

Failure of Right Ventricle



Right atrium
Leaking valve
Blood vessel inflammation
Blockage in pulmonary vein
Mitral valve stenosis (narrowing)
Right ventricle

(1) "Pediatric Pulmonary Hypertension" – Guidelines from the American heart Association and American Thoracic Society
(2) Pulmonary Hypertension News – "Pulmonary Hypertension and Nitric Oxide"
(3) Persistent Pulmonary Hypertension of the Newborn

Nitric Oxide US market

TYPICAL NO CYLINDER PROFILE IN THE US:

Height 45”, Diameter 7.5”, **Weight ~45 lbs** (Weight for 2 cylinders on cart w/delivery system is **~175 lbs**)



APPROXIMATE COMMERCIAL GENERATOR PROFILE:

Height 15”, Width 18”, Depth 14”, **Weight 31 lbs** (Weight on cart with back-up system is **65 lbs**)


22 0.5 20

- Approved indication: persistent pulmonary hypertension of the newborn (PPHN)
- FY 2018 Mallinckrodt reported INOmax sales >$500m[1] and 1H19 sales >$270m[1]
- Praxair expected to enter the market late 2019
  - Praxair system is cylinder based, like INOmax
  - Anticipate rational price decline
- Beyond Air will expand the market
  - ~800 hospitals have NO today[1] – Beyond Air’s ventilator compatible LungFit™ system will allow NO use by hospitals unable to use a cylinder system
  - Increase use with a lower cost and ease of use vs. cylinder systems
  - Volume expansion with LungFit™ expected to offset price decline
- The Bottom Line is that all the problems associated with NO cylinders disappear when Beyond Air enters the market shortly after PMA approval is granted by FDA

(1) MNK Company Reports

Beyond Air™ The Magic of Breathing

LungFit™ PH*: Next generation NO care for patients worldwide


User Interface
Backup Switch
Ventilator Connections
Detachable Unit
NO_2 Filter
Accessory Storage
Secure Storage

For illustration purposes only
For investigational use only

LungFit™ PH

Cylinder Free Nitric Oxide Therapeutic Platform

The next generation phasic flow ventilator compatible nitric oxide delivery system. The cylinder free system will be used for the treatment of pulmonary hypertension for certain ventilated patients, dependent on approvals in each country, in the hospital setting.*

* For investigational use only.

Width: ~24 inches

Depth: ~ 28 inches

Height: ~5 feet

Weight: ~65 lbs

* LungFit PH may not be the final commercial product name; LungFit PH is the ventilator compatible version of our LungFit NO Generator and Delivery System

Beyond Air™ The Magic of Breathing

LungFit™ PH*: Next generation NO care for patients worldwide

LungFit™ PH

Cylinder Free Nitric Oxide Therapeutic Platform



STATUS
ALARMS
FILTER TIME: 10h 32m
MAINS POWER
BATTERY 60%
MENU
ZERO
CAL
MUTE
O2(%)
NO2(ppm)
NO (ppm)
NO Set (ppm)
22
0.5
20
LOW HIGH
18 100
HIGH
3.0
LOW HIGH
15 25
80
60
40
20
10
O2
NO2
NO
NO SET

User Interface

Don't want the cart? NO problem!
Detachable Unit

Provides flexibility in various hospital settings



For illustration purposes only
For investigational use only

* LungFit PH may not be the final commercial product name; LungFit PH is the ventilator compatible version of our LungFit NO Generator and Delivery System

Beyond Air™
The Magic of Breathing

Losing the High-Pressure Cylinder is a Significant Gain

Hospitals will have significant cost & logistics advantages

- Improved operating economics for the hospital
- No significant capital investment required for hospitals new to NO
- No burdensome inventory and storage requirements
- NO supplied as a non-hypoxic gas mixture
- No purging procedures or additional safety measures due to NO_2 buildup
- NO now available to hospitals unable to use NO cylinder systems today
- Reduced training burden
- Pregnant staff members not impacted
- Reduced risk of NO_2 exposure

Our device will have significant cost Advantages

Beyond Air does not have any expenses associated with a **manufacturing facility** for nitric oxide

Beyond Air does not have any expenses associated with **logistics** related to nitric oxide cylinders

A Transforming Partnership – Transaction Details

Key Terms

- **In January 2019 Beyond Air licensed commercial rights to its ventilator compatible NO Generator and Delivery System (LungFit™ PH*) to Circassia Pharmaceuticals for the United States and China markets**
  - Specifically for all indications in the hospital setting using $\leq$ NO 80 ppm
- **$32.55 million in potential Total Milestones and 15-20% Royalty**
  - $10.5 million in the form of stock received to date
- **Royalties to Beyond Air on Gross Profit**
  - 5% on the first $50 million in the US (one time)
  - 5% on the first $20 million in China (one time)
  - 15% up to $100m annually (US & China combined)
  - 20% above $100m annually (US and China combined)
  - Gross profit defined as net sales less the cost of the Lungfit PH, NO_2 filters and accessories
    - Circassia will pay cost plus for the LungFit PH, NO_2 filters and accessories
- **PMA filing with FDA is anticipated in the fourth quarter of calendar 2019**
- **US commercial launch planned for the third quarter of calendar 2020**

Anticipate CE Mark in the first half of calendar 2020
(Note commercial rights in the EU are 100% owned by Beyond Air)

Beyond Air™ The Magic of Breathing

Circassia: world-class specialty biopharma company, backed by Astra Zeneca

CIRCASSIA

Snapshot

Circassia Pharmaceuticals plc
Status: **Public company traded** on **AIM**: CIR | **Stock Price** (08/30/2019): £0.1865
About: Specialty pharmaceutical company founded in 2006. Focused on respiratory diseases based out of the UK.
IPO date: Mar 2014
Market Cap (08/30/2019): £70 M | **Sales** (2018): £48.3 M
Loss (2018): £25.9 M | **Cash in Hand** (Dec. 31, 2018): £40.7 M
Commercial Team: US = ~200; China ~100 | **Total Employees**: ~400
Major Shareholders >60% of shares owned by AstraZeneca, Invesco Asset mgmt. & Woodford Investment mgmt.
Direct Sales Force in United States, China and certain European Countries.

Area of Expertise	Strategic Fit with AirNOvent

Respiratory	▪ NIOX (2018 sales £27.4m)
	  ▪ Used for asthma management
	▪ Tudorza (Aclidinium bromide) {2018 sales £20.9m}
	  ▪ indicated for the long-term, maintenance treatment of bronchospasm associated with COPD, including chronic bronchitis and emphysema
	▪ Duaklir (Aclidinium bromide & formoterol fumarate) {2H19 launch}
	  ▪ Indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD)

Nitric Oxide	▪ NIOX is a nitric oxide measurement system for monitoring airway inflammation
LungFit™ PH will be a meaningful product	▪ 2018 Circassia company revenues £48.3m ▪ Launching Duaklir 2H19 in the US ▪ Currently a small hospital presence ▪ Just rolling out commercial infrastructure in China
Exposure to US hospitals	▪ NIOX is detailed in the hospital and there is overlap in the US with top hospitals that use NO today



High Concentration NO Delivery Opportunities for Bronchiolitis & Nontuberculous Mycobacteria (NTM)

Beyond Air™

The Magic of Breathing

Safety First

Beyond Air's High Concentration NO Delivery for Lung Infections

Our Nitric Oxide Delivery System Has a Demonstrated Safety Record at a concentration of 160 ppm NO

2,100+ Treatments administered

85+ patients

8 Different clinical settings

0 Serious Adverse Events (SAEs) related to NO

Date	Study	Indication	Primary	Results
2011	Phase 1 Safety (n=10)	All comers	Safety	▪ **No SAEs**
2013 – 2014	Phase 2 **double blind randomized** (n=43)	Bronchiolitis (all causes)	Safety & Efficacy	▪ **No SAEs** ▪ 24 hour reduction in hospital length of stay
2013 - 2014	Pilot open label (n=9)	Cystic Fibrosis (CF)	Safe & Eff	▪ **No SAEs;** Lowered bacterial load
2016	Compassionate use ISR (n=2)	NTM *abscessus* (CF)	Safe & Eff	▪ **No SAEs;** clinical & surrogate endpoints improved
2017	Compassionate use **National Institute of Health, US** (n=1)	NTM *abscessus* (CF)	Safe & Eff	▪ **No SAEs;** Improvements in clinical endpoints
2017	Pilot open label (N=9)	NTM *abscessus*	Safe & Eff	▪ **No SAEs;** clinical & surrogate endpoints improved
2018	Pilot study: **double blind randomized** (n=67)	Bronchiolitis (all causes)	Safe & Eff	▪ **No SAEs;** 23hr reduction in hospital length of stay
2018	Compassionate use ISR (n=1)	NTM *abscessus* (CF)	Safety	▪ **No SAEs** at 250 ppm NO dose

Second Indication: Bronchiolitis (BRO) Overview

Bronchiolitis is the leading cause of hospitalization for infants worldwide



Bronchiolitis Overview & Market Dynamics

- **~150,000 infant hospitalizations** per year in the US(2)
- Significant impact on the elderly from equivalent viral infections with **177,000 hospitalizations** per year in the US(3)
- **No drugs approved** for the treatment of BRO patients(4)
- Standard of care in the hospital is oxygen and hydration

Market Size

- Beyond Air estimates the global market size to be **>$2 B** with no competitor on the market
- Beyond Air's goal would be to reduce duration of BRO symptoms in infants and the length of hospitalization
- Elderly population trials to follow infants

(1) Scand J Trauma Resusc Emerg Med. 2014; 22: 23.; WHO
(2) Pelletier et al. Direct medical costs of hospitalizations in the United States, Pediatrics 2006
(3) CDC (due to RSV only)
(4) American Academy of Pediatrics

Beyond Air™
The Magic of Breathing

Completed Two Pilot Bronchiolitis Trials

Data from both Pilot Bronchiolitis trials demonstrated a significant reduction in length of hospital stay (LOS)

2014 Trial Design and Highlights

- Randomized, Prospective, Double-blind
- 43 patients (age: 2-12 months) with acute bronchiolitis (mostly due to RSV) and at least 36 weeks of gestation
- N=22: Supportive Care (O_2 & hydration)
- N=21: Supportive Care + 160 ppm NO for 30 minutes 5x/day up to 5 days
- Follow up visits 2, 3 & 4 weeks post discharge
- Single center at Soroka University Medical Center in Israel
- Data presented at ATS 2015 in an oral session
- Reduced length of hospital stay by ~24hrs in patients who stayed in the hospital for at least 24 hours
- No treatment related SAEs
- Improvements in composite endpoint (modified Tal score) and O_2 consistent with improvement in LOS

Published in the December 2017 Pediatric Pulmonology Journal(1)

Received: 2 August 2017 | Accepted: 11 October 2017
DOI: 10.1002/ppul.23905

ORIGINAL ARTICLE: RESPIRATORY INFECTIONS

WILEY

Nitric oxide inhalations in bronchiolitis: A pilot, randomized, double-blinded, controlled trial

Asher Tal[1,2,3] | David Greenberg[2,3,4] | Yossef Av-Gay[3,5] | Inbal Golan-Tripto[1,2] | Yael Feinstein[1,2] | Shalom Ben-Shimol[2,4] | Ron Dagan[2] | Aviv D. Goldbart[1,2]

[1] Department of Pediatrics, Soroka University Medical Center, Beer-Sheva, Israel
[2] Faculty of Health Sciences, Ben-Gurion University of the Negev, Beer-Sheva, Israel
[3] Advanced Inhalation Therapies (A.I.T.) Ltd., Rehovot, Israel
[4] Pediatric Infectious Diseases Unit, Soroka University Medical Center, Beer-Sheva, Israel
[5] Department of Medicine, University of British Columbia, Vancouver, Canada

Correspondence
Asher Tal, MD, Department of Pediatrics, Soroka University Medical Center, Faculty of Health Sciences, Ben-Gurion University of the Negev, Beer-Sheva, Israel.
Email: ashik@bgu.ac.il

Funding Information
Advanced Inhalation Therapies (AIT) LTD

Abstract

Aim: The aims of this pilot study were to determine safety, tolerability (primary outcome) and efficacy (secondary outcome) of high-dose inhaled nitric oxide for the treatment of infants with moderately severe bronchiolitis.

Methods: This was a pilot, double-blinded, randomized controlled study (phase IIa). Intermittent inhalations of nitric oxide 160 ppm for 30 min or oxygen/air (control) were given 5 times/day to hospitalized infants (2–11 months) with acute bronchiolitis. Oxygen saturation, methemoglobin, and nitric dioxide (NO_2) levels and vital signs were monitored.

Results: Forty-three infants were enrolled. Baseline characteristics were comparable in both study groups. Mean clinical score, comprised of four components: respiratory rate, use of accessory muscles, wheezes and crackles, and % room-air oxygen saturation, was 7.86 (±1.1) and 8.09 (±1.2) in the NO and control groups, respectively, consistent with moderate severity. The overall frequency of adverse events was similar between the groups. Repeated nitric oxide inhalations did not result in increased inhaled NO_2 levels or cumulative effect on methemoglobin levels. Secondary outcomes of efficacy were measured by length of hospitalization (LOS) in hours. LOS did not differ between groups. However, in a post-hoc analysis of a subgroup of infants hospitalized for >24 h ($n = 24$), the median LOS was shorter in the nitric oxide (41.9 h) than in the control group (62.5 h) ($P = 0.014$).

Conclusion: Our study was unable to detect a difference in side effects using intermittent high-dose nitric-oxide inhalation or supportive treatment alone, in infants with moderate bronchiolitis. Preliminary efficacy outcomes are encouraging.

KEYWORDS
bronchiolitis, inhaled nitric oxide in bronchiolitis, nitric oxide, randomized controlled trial, respiratory syncytial virus

(1) https://onlinelibrary.wiley.com/doi/epdf/10.1002/ppul.23905

Beyond Air™
The Magic of Breathing

Completed Two Pilot Bronchiolitis Trials

Data from both Pilot Bronchiolitis trials demonstrated a significant reduction in LOS

2018 Trial Design and Baseline Characteristics

- Randomized 67 subjects at 6 sites in Israel with a 1:1 randomization between 160 ppm NO + supportive care (O_2 + hydration) and supportive care alone
- Subjects were 0-12 months old with acute bronchiolitis requiring hospitalization with at least 28 weeks of gestation
- PE (primary endpoint): the difference in hospital length of stay (LOS)
- SE (secondary endpoint): time to clinical improvement using the Modified Tal score (score ≥7 and <10 to enroll, ≤ 5 is goal)
- SE: the difference in time to SpO_2 of >92%
- SE: Safety (specifically NO_2 levels and methemoglobinemia) and Tolerability
- Treatment was five 30 minute sessions per day not to exceed 25 treatments
- All inhalations delivered by air/oxygen blender +NO via a simple mask with a minimum FiO2 of 21%

DATA PRESENTED AT THE SEPTEMBER 2018 EUROPEAN RESPIRATORY SOCIETY (ERS)

Characteristic		Std Treatment (N=34, Mean±SD)	NO + Std (N=33, Mean±SD)
Gender		21 M, 13 F	20 M, 13 F
Age (weeks)		16.72 ± 11.66	16.39 ± 11.7
Weight (Kg)		5.88 ± 1.81	5.82 ± 1.79
Gestation Week		38.17 ± 1.82	38.25 ± 1.81
mTal Clinical Score		8.49 ± 1.02	8.45 ± 1.02
Vital Signs	Temp.	37.37 ± 0.84	37.38 ± 0.85
	BP (Sys/Dia)	101.0/58.0	101.0/57.6
	Heart Rate	148.5 ± 21.33	148.37 ± 21.24
	Resp. Rate	56.85 ± 11.21	57.31 ± 11.08
	% SpO_2 (Room Air)	88.54 ± 4.04	88.69 ± 3.98

Beyond Air™ The Magic of Breathing

Completed Two Pilot Bronchiolitis Trials

Data from both Pilot Bronchiolitis trials demonstrated a significant reduction in LOS

2018 Trial Results Presented at ERS 2018

Length of Stay (Per-protocol)



26.7±12.7 hr
(p=0.04)
LOS (hr, Mean±SD)
150
125
100
75
50
25
0
control
NO

- Primary endpoint of Length of stay (LOS) from enrollment to time of hospital discharge.
- p values calculated by Welch's t-test

SpO2≥92% (Per-protocol)



20.8±8.9 hr
(p=0.023)
Time to 92% S_pO_2
(hr, mean±SD)
100
80
60
40
20
0
control
NO

- Secondary endpoint of time to oxygen saturation of ≥92% calculated from enrollment
- Welch's t-test used to calculate p value.

Clinical Score (Per-protocol)



14.6±9.1 hr
(p=0.12)
Time to mTal score ≤5
(hr, mean±SD)
100
80
60
40
20
0
control
NO

- Secondary endpoint of time to modified Tal composite score of ≤5 calculated from enrollment
- Welch's t-test used to calculate p value.

Pivotal Study in the US to Complete in 2Q21

Beyond Air™
The Magic of Breathing

Losing the High-Pressure Cylinder Makes Home Use a Technical Reality

Losing the high pressure cylinder makes NO accessible in a number of settings



Our system is simple to use and patients can self-administer

4 simple steps:	Plug in any standard electrical outlet & flip the "ON" switch	Insert Beyond Air Smart Filter	Position mask on face	Press GO

Light-weight and easy to transport - Can be used with any standard electrical outlet

Potential use in both acute and chronic lung disease

Beyond Air™ The Magic of Breathing

Third Indication: Nontuberculous Mycobacteria (NTM)

NTM is an FDA disease area of focus with limited options. Patients can die within a few years[(1)]

NTM Market Dynamics?

There are a limited number of players in human studies for NTM

Median survival for MAC is 13 years while for non-MAC NTM it is 4.6 years [(6)]

20% - 25% of all NTM cases in a South Korean database are MABSC [(5)]

Beyond Air is initially targeting NTM *abscessus* (MABSC), the most aggressive and difficult to treat form of NTM. Beyond Air expects to seek approval in NTM MAC (mycobacterium avium complex) following MABSC approval

Over 180k NTM cases were estimated for 2014 in the United States[(3)]

NTM costs estimated at \$1.7b[(3)] with MABSC costs > 2x MAC costs

37% of NTM confirmed Cystic Fibrosis patients in the US are MABSC [(4)]

How is NTM Acquired? [(2)]

- Acquired by inhalation from the environment
- Water thought to be the main source
- Warmer climates have higher infection rates
- Patient to patient transmission possible

Who is at risk? [(2)]

- Underlying lung disease and/or genetic predisposition
- Cystic Fibrosis (CF) patients
- COPD (chronic obstructive pulmonary disease)
- Bronchiectasis patients
- Immunosuppressive therapy

(1) https://www.fda.gov/downloads/Drugs/NewsEvents/UCM471341.pdf
(2) Data: www.ntmfacts.com, FDA
(3) Strolloet al. The Burden of Pulmonary Nontuberculous Mycobacterial. Pub 27-July-2015
(4) Data presented at ATS 2017 (Derek Low et al, Medical University of South Carolina)
(5) Data presented at ATS 2017 (Keun Burn Chung et al, Seoul National University College of Medicine)
(6) Kotilainen, H. et al. "Clinical Findings in Relation to Mortality in Non-Tuberculous Mycobacterial Infections: Patients with Mycobacterium Avium Complex Have Better Survival than Patients with Other Mycobacteria." European Journal of Clinical Microbiology & Infectious Diseases 34.9 (2015)

Beyond Air™
The Magic of Breathing

Pulmonary Infections: Nontuberculous Mycobacteria (NTM)

Proprietary NO formulation yielded positive clinical results in humans in its single arm pilot NTM study

Mean change in 6MW Distance (meters) from Baseline



iNO Therapy
Off Therapy
6MWD, change from baseline (meter, mean±95% CI)
150
100
50
0
-50
1
2
3
7
11
Week

Mean change in FEV1 from Baseline



iNO Therapy
Off Therapy
FEV1, change from baseline (mean±95% CI)
8
6
4
2
0
-2
-4
1
2
3
7
11
Week

- 9 CF patients with refractory MABSC were treated at 3 centers in Israel with NO added to background antibiotic therapy
  - 160 ppm NO was given via mask for 30 min 5x/day for 14 days and 3x/day for 7 days
  - Primary endpoint of safety was met, with no NO-related serious adverse events (SAEs) observed
  - Key secondary endpoints of 6-minute walk (6MW) and FEV1 are shown in the charts above
  - Bacterial load, as measured by qPCR showed a 65% reduction at day 81 versus baseline
    - One patient was culture negative at Day 51 and Day 81, two others had one negative culture
  - Quality-of-Life data showed positive trends on relevant questions (SF-36 used)
  - Tolerability not an issue as no patient requested that any treatment be stopped or not administered
- 4 patients treated under compassionate use experienced similar results (1 treated at NIH with generator, 1 culture conversion)

DATA PUBLISHED IN THE JOURNAL OF CYSTIC FIBROSIS

Source: Beyond Air management

Beyond Air™ The Magic of Breathing

Pulmonary Infections: e.g. Non Tuberculous Mycobacteria (NTM)

NO has direct killing effect on multi-drug resistant *M. abscessus* in vitro



Dose Response (M. abscessus B1)
Log10 CFU/ml (mean±SEM)
10^7
10^6
10^5
10^4
10^3
10^2
10^1
0
2
4
6
8
10
Time (hr)
Control (air)
NO (160ppm)
NO (250ppm)
NO (300ppm)
NO (400ppm)



M. abscessus Clinical Isolates (250ppm NO)
Log10 CFU/ml (mean±SD)
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
0
2
4
6
8
10
Time (hr)
B8
B1
B5
control: B1 B5 B8
NO: B1 B5 B8

- Exogenous Nitric Oxide demonstrates a dose response effect against *M. abscessus* in vitro. Significant bacterial killing (>3-log reduction) is observed at 250ppm NO.
- 250ppm Nitric Oxide shows significant bactericidal activity after 10hr continuous exposure against various clinical isolates of *M. abscessus* in vitro.
- NO also demonstrates potent antibacterial activity against *P. aeruginosa*, the most common pulmonary pathogen in patients with cystic fibrosis. Continuous exposure to 200ppm NO led to 100% bacterial kill in 4-5hr.



P. aeruginosa
(artificial sputum, 200ppm NO)
Log10 CFU/ml (mean±SD)
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
10^0
0
1
2
3
4
5
6
Time (hr)
Control (air)
NO (200ppm)

DATA PRESENTED AT THE 3RD WORLD BRONCHIECTASIS CONFERENCE IN 2018

Source: Beyond Air management

Beyond Air™ The Magic of Breathing

Pulmonary Infections: Non Tuberculous Mycobacteria (NTM)

NO shows synergy with clofazimine and amikacin against drug-resistant M. abscessus in vitro


M. abscessus B1
M. abscessus B5
M. abscessus B8
Log10 CFU/ml
Time (hr)
Cont (air)
NO 250ppm
1x CLO (air)
5x CLO (air)
1x CLO + NO
5x CLO + NO

Combination of 250ppm NO with clofazimine demonstrates synergy against clinical isolates of *M. abscessus* in vitro.


NO + Amikacin (M. abscessus B1)
Log10 CFU/ml (mean±SD)
p=0.03
p=0.001
Control
NO (250ppm, 3hr)
8 µg/mL AMI
8 µg/mL AMI+NO
16 µg/mL AMI
16 µg/mL AMI+NO


NO + Amikacin (M. abscessus D11)
Log10 CFU/ml (mean±SD)
p=0.028
p=0.02
Control
NO alone
8µg/mL AMI
8µg/mL AMI + NO
16µg/mL AMI
16 µg/mL AMI + NO

Combination of Amikacin and 250ppm NO (3hr continuous exposure) demonstrates significant bactericidal activity against clinical isolates of *M. abscessus* in vitro.

DATA PRESENTED AT ATS 2019 NTM Mini Symposium

Source: Beyond Air management

Pulmonary Infections: Nontuberculous Mycobacteria (NTM)

Beyond Air's Goal is to initiate a pivotal trial in United States in 2021

Beyond Air Plans for Approval

- FDA is asking for "evidence of efficacy for a clinically meaningful outcome evaluated in adequate and well controlled trials"
- Based on discussions with FDA, Beyond Air believes a placebo controlled trial with a PE based on a physical function endpoint, plus relevant SE endpoints (FEV1, bacterial load in sputum, culture conversion, QoL, safety) will be adequate for approval
- Prior to a pivotal study, a 12 week, single arm, multi-center pilot study will begin in 1H20 with the endpoints listed above where patients, infected with either MABSC or MAC, will self-administer at home, potentially at NO concentrations >160 ppm but not >250 ppm
- Extensive in-vitro data already exists to support the direct killing effect of NO on MABSC
- Beyond Air expects to make its NO therapy available to NTM patients in the US in 2024 and globally shortly thereafter
- Potentially other severe, chronic and refractory infections, such as p*seudomonas aeruginosa*, can be targeted

FDA Guidance[1]

FDA U.S. Food and Drug Administration
Protecting and Promoting Public Health
www.fda.gov

Conclusions

- Drugs need to show evidence of *efficacy for a clinically meaningful outcome* evaluated in *adequate and well controlled trials*
- Surrogate markers can be used for approval if the surrogate has been shown to *predict/correlate with* a meaningful clinical outcome
- PROs, if validated, can be used for approval
- Co-development of a new test drug combination may be possible in certain situations

Timeline & Plan for Registration in the US



Pivotal Trial initiation planned
FDA approval anticipated
2020
2021
2022
2023
2024
Pilot Study start anticipated
Pivotal Trial completion planned

(1) https://www.fda.gov/downloads/Drugs/NewsEvents/UCM471341.pdf

Beyond Air™
The Magic of Breathing

Beyond Air Active Pipeline & Market Size

Product	Indication	Development Status	Key Dates*	US Sales Potential**	Worldwide Sales Potential**
XAIR-PH (Pulmonary Hypertension)	In-Hospital use for PPHN and cardiac surgery (country specific)	Commercial system in development	FDA PMA filing 4Q19 US Launch 3Q20 CE Mark 1st half 2020	>$300m Partner CIRCASSIA	>$600m
XAIR-BRO (Bronchiolitis)	Bronchiolitis	Pilot phase	Pivotal Study expected during 2020/2021 Winter Launch 2022*	>$500m Beyond Air to commercialize	>$1.2b
XAIR-SLI (Severe Lung Infections)	NTM (nontuberculous mycobacteria)	13 patients treated 2nd pilot study to have higher ppm NO and MAC infection	2020 start for at home pilot study with self-administration Launch 2024*	>$1b	>$2.5b

* All dates are based on projections and appropriate financing, anticipated first launch on a global basis pending appropriate regulatory approvals
** All figures are Company estimates for peak year sales: Global Sales Potential includes US Sales Potential

Beyond Air™ The Magic of Breathing

Beyond Air Inactive* Pipeline & Status

Product	Indication	Development Status*	Worldwide Sales Potential**
XAIR-SLI	Various bacterial infections	Pilot study initiation anticipated in 2021 for *pseudomonas aeruginosa*	Multi Billion $ Opportunities
XAIR-COPD (Chronic Obstructive Pulmonary Disease)	Exacerbation caused by any type of infection (treatment and prevention)	Proof of concept initiation anticipated in 2021	
XAIR-PH	At-Home Use	Proof of concept initiation anticipated in 2022	
XAIR-CF (Cystic Fibrosis)	Acute infections and Chronic Therapy	Trials to begin in 2022	

*Development of this pipeline is conditional on obtaining additional financing.
** All figures are Company estimates for peak year sales: Global Sales Potential includes US Sales Potential

Patent Portfolio



>20
Issued Patents and
>10
Pending Patents
Across Major Global
Markets

- Issued patent expirations 2019 through 2033
- Pending patents, if issued, may extend the last expiration through 2037
- Beyond Air believes that its patent portfolio is strong and broad
  - The generator
  - The breathing circuit
  - NO concentration
  - NO action in the body
  - NO dosing
  - NO_2 filter
  - Method of Use

Beyond Air™
The Magic of Breathing

Financial Portfolio

Ticker	XAIR
Exchange	NASDAQ
Share Price	$4.95 (as of August 30, 2019)
Shares Outstanding	10.7m

As of June 30, 2019

Cash & Marketable Securities	$11.7 million
Debt	$0
Expected Monthly Burn is $700,000-$800,000	

- Corporate HQ in New York
- R&D Engineering Facility in Madison, Wisconsin
- PPHN FDA regulatory filing anticipated in 4Q2019 with launch in 3Q2020
- Positive NTM data presented at ATS and World Bronchiectasis 2018
- Positive BRO data presented at ERS 2018
- $20-21m in milestones associated with PPHN partnership expected in 2H2020
- $20m stock purchase agreement in place through August of 2021 (~$17m remains)

Management Team

Highly experienced and successful team of industry experts

	**Steve Lisi** Chairman and CEO	▪ 18 years experience as a Healthcare investor ▪ 3 years as SVP Head of Strategy and BD at Avadel (AVDL) ▪ Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield
	**Amir Avniel** President & COO	▪ 15 years of executive-level experience in finance, business development and operations, including M&A ▪ Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto
	**Duncan Fatkin** CCO	▪ 25+ years' experience across global medical device & biopharma companies, including Becton Dickinson, Zimmer Biomet & DePuy/J&J ▪ Strong track record of commercialization, leading marketing & sales ▪ Member of the Chartered Institute of Marketing for 30 years
	**Giora Davidai** CMO	▪ Prior to industry, was a pediatric nephrologist at Duke ▪ 23 years' experience in clinical research with >10 drugs approved, including Phase 2-IV development of Spiriva ▪ Previously worked at Boehringer Ingelheim and Glaxo
	**Douglas Beck** CFO	▪ Over 10 years serving as CFO for 5 companies, including 3 Biotechs ▪ Has helped companies raise over $100 million in equity & debt ▪ Serves on the New York State Society of CPAs Chief Financial Officer & SEC committee
	**Frederick Montgomery** VP, Medical Systems	▪ Developed all FDA approved NO systems used by Ino Therapeutics, Ikaria and Mallinckrodt ▪ Author on over 30 NO related patents including InoPulse ▪ Previously worked at Ikaria and NitricGen
	**Rhona Shanker** VP, Regulatory Affairs	▪ 35 years of FDA experience ▪ 22 years at the Device Division of FDA, with the final 10 years as an expert device reviewer
	**Ali Ardakani** SVP, Device & BD	▪ 20 years of development of therapeutics & devices including two FDA approved NO systems ▪ Responsible for multiple drug & device global partnerships incl. CareFusion, Bayer, Eisai, etc.

Beyond Air™ The Magic of Breathing

Board of Directors

Board of Directors with vast industry experience

	**Steve Lisi** Chairman and CEO	▪ 18 years experience as a Healthcare investor ▪ 3 years as SVP Head of Strategy and BD at Avadel (AVDL) ▪ Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield	DEERFIELD Avadel Pharmaceuticals
	**Amir Avniel** President & COO	▪ 15 years of executive-level experience in finance, business development and operations, including M&A ▪ Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto	ROSETTA GREEN MONSANTO
	**Ron Bentsur** Director	▪ Director since August 2015 ▪ CEO and Director of UroGen Pharma since 2015 ▪ Previous CEO and Director of Keryx Biopharmaceuticals ▪ Previous CEO of XTL Biopharmaceuticals	UroGen Pharma KERYX XTLbio
	**Erick Lucera** Director	▪ Director since August 2017 ▪ CFO at Valeritas ▪ Previous CFO of Viventia Bio ▪ Previous VP Corporate Development at Aratana	valeritas VIVENTIA BIO INC.
	**Yoori Lee** Director	▪ Director since January 2018 ▪ Co-founder and President of Trio Health Advisory Group ▪ 15 years at Leerink Partners LLC ▪ Helped found the MEDACorp network	Trio Health LEERINK
	**Bill Forbes** Director	▪ President and CEO of Vivelix Pharmaceuticals, Ltd. ▪ Former Chief Development Officer and Head of Medical and R&D as Salix Pharmaceuticals ▪ Responsible for more than a dozen NDA/SNDA approvals	Salix Pharmaceuticals Vivelix
	**Robert F. Carey** Director	▪ Director since February 2019 ▪ Served as Executive VP and Chief Business Officer at Horizon Pharma ▪ Previous Managing Director at JMP Securities	Horizon Pharma JMP

Beyond Air™ The Magic of Breathing

Scientific Advisory Board

Scientific Advisory Board comprised of world renowned thought leaders



Hugh O'Brodovich, MD

Stanford School of Medicine
University of Toronto



Andrew Collin, MD

University of Miami Miller School of Medicine
Boston Children's Hospital — Until every child is well



John P. Clancy, MD

The University of Alabama
Cincinnati Children's



Richard Malley, MD

Boston Children's Hospital — Until every child is well
Harvard Medical School



Hannah Blau, MD



David Greenberg, MD

Soroka Medical Center — feeling secure
Ben-Gurion University of the Negev



Prof. Yossef Av-Gay, PhD

UBC Faculty of Medicine
CIHR IRSC

Beyond Air™ The Magic of Breathing

Beyond Air: Revolutionizing the Delivery of Nitric Oxide (NO)

Beyond Air has developed LungFit™, a proprietary platform Nitric Oxide generator and delivery system

Proprietary Nitric Oxide Technology Platform

- Beyond Air's LungFit™ generator and delivery system generates NO from ambient air, eliminating the need for expensive and cumbersome cylinders
- Beyond Air's system provides significant advantages over approved NO cylinder based systems currently used in hospitals around the world AND may allow for use in the home setting to treat certain respiratory conditions

First 3 Indications Address Large Markets

Target Patient Population	US Sales Potential*	WW Sales Potential*	Launch Year**
Pulmonary Hypertension (in-hospital)	>$300m	>$600m	2020
Bronchiolitis (in-hospital)	>$500m	>$1.2b	2022
Severe Lung Infections (at-home)	>$1b	>$2.5b	2024

Demonstrated Safety Profile

- More than 2,100 treatments in over 85 patients across 8 studies at NO concentrations >150 parts per million (ppm)
- No Serious Adverse Events (SAEs) related to NO therapy

Experienced Management Team

- Deep industry experience developing NO delivery systems
- Proven experience in gaining regulatory approvals for both drugs and devices on a global basis

*All figures are Company estimates for peak year sales: Global Sales Potential includes US Sales Potential
** Anticipated first launch on a global basis pending appropriate regulatory approvals

Beyond Air™ The Magic of Breathing


Transforming the lives of patients with respiratory conditions

For more information contact:
Steve Lisi, CEO
+1-516-665-8200
slisi@beyondair.net
www.beyondair.net

Beyond Air™
The Magic of Breathing